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                                                                     EXHIBIT 4.1

  NUMBER                                                                SHARES
[________]                                                            [________]
                               PAR VALUE $.00001


                       VIRTUAL GAMING TECHNOLOGIES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  COMMON STOCK                                               CUSIP 92824S  10  9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


Is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF VIRTUAL GAMING TECHNOLOGIES, INC. (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder by acceptance hereof assents.
   This Certificate is not valid unless countersigned and registered by the
                                Transfer Agent.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date

                  [SEAL OF VIRTUAL GAMING TECHNOLOGIES, INC.]

/s/ DANIEL B. NAJOR                                      /s/ JOSEPH R. PARAVIA
-----------------------                                  ---------------------
Chief Executive Officer                                         Secretary

                                   Countersigned: ^^Illegible Signature^^

                                   Florida Atlantic Stock Transfer, Inc.
                                   5701 North Pine Island Road,
                                   Tamarac, Florida 33321       Transfer agent

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The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM  - as tenants in common      UNIF GIFT MIN ACT - _______Custodian_______
                                                         (Cust)          (Minor)
                                                   under Uniform Gifts to Minors

TEN ENT  - as tenants by the entireties            Act ________________________
                                                                (State)


JT TEN   - as joint tenants with right
           of survivorship and not as
           tenants in common

      Additional abbreviation may also be used though not in above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated,
      ---------------------------------



                                        ----------------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.